Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated January 31, 2013 (the “Agreement”) is entered into by and among DigitalGlobe, Inc., a Delaware corporation (the “Company”), Cerberus Satellite LLC, a Delaware limited liability company, Cerberus Partners II, L.P., a Delaware limited partnership, and Cerberus Series Four Holdings, LLC (the “Initial Holders”).

The Initial Holders were issued shares of Common Stock and shares of Preferred Stock pursuant to that Merger Agreement (the “Merger Agreement), dated as of July 22, 2012 (as may be amended) by and among the Company, 20/20 Acquisition Sub, Inc., WorldView, LLC and GeoEye, Inc. In connection with such issuance of the Common Stock and the Preferred Shares to the Initial Holders, the Company has agreed to provide to the Initial Holder and its direct and indirect transferees the registration rights set forth in this Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Blue Sky Filing” shall have the meaning set forth in Section 5(a) hereof.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Cerberus Agreement” means the Cerberus Agreement, dated as of July 22, 2012, by and among the Company, Cerberus Capital Management, L.P. and the Initial Holders.

“Certificate of Designations” means the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock, dated as of January 31, 2013.

“Common Stock” means the common stock of the Company, $0.001 par value per share

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Conversion Shares” means the shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

“EDGAR” shall have the meaning set forth in Section 3(a)(v).

“Eligible Market” shall mean the Principal Market, The New York Stock Exchange, Inc., The NYSE Amex Equities, The NASDAQ Capital Market or The NASDAQ Global Market.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Registrable Securities.

“Holders” shall mean the Initial Holders, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become owners of Registrable Securities.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Initial Effective Date” means the date that the Initial Registration Statement has been declared effective by the SEC.

“Initial Effectiveness Deadline” means the date which is four hundred twenty days after the Initial Issuance Date.

“Initial Filing Deadline” means the date which is three-hundred sixty calendar days after the Initial Issuance Date.

“Initial Holders” shall have the meaning set forth in the preamble.

“Initial Issuance Date” shall have the meaning set forth in the Certificate of Designations.

“Initial Registrable Securities” means (i) the Conversion Shares, (ii) the Merger Common Shares and (iii) any capital stock of the Company issued or issuable, with respect to the Conversion Shares, the Merger Common Shares or the Preferred Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversion and/or redemption of the Preferred Shares.

“Initial Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Initial Registrable Securities.

“Initial Required Registration Amount” means the sum (a) 150% of the number of Conversion Shares issued and issuable pursuant to the Preferred Shares as of the Trading Day immediately preceding the applicable date of determination, without regard to any limitations on conversions and/or redemptions of the Preferred Shares plus (b) the number of Merger Common Shares held by the Holders as of the Trading Day immediately preceding the applicable date of determination

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“Legal Counsel” shall have the meaning set forth in Section 2(c) hereof.

“Majority Holders” shall mean the Holders of a majority of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its affiliates (other than the Initial Holders and their affiliates) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

“Merger Agreement” shall have the meaning set forth in the recitals.

“Merger Common Shares” means the shares of Common Stock issued to the Initial Holders pursuant to the Merger Agreement.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Preferred Shares” means shares of the Series A Convertible Preferred Stock of the Company, par value $0.001 per share.

“Principal Market” means The New York Stock Exchange, Inc.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Registrable Securities” shall mean the Initial Registrable Securities and the Additional Registrable Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities have been sold pursuant to Rule 144 under the Securities Act under circumstances in which any legend borne by the Securities relating to restrictions on transferability thereof is removed or (iii) when such Securities cease to be outstanding.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, applicable Eligible Market or Financial Industry Regulatory Authority registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, and any other documents relating to the performance of and compliance with this Agreement, (iv) (x) the fees and disbursements of counsel for the Company and (y) the fees and disbursements of one Legal Counsel, but excluding underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Rule 144” shall have the meaning set forth in Section 4.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Staff” shall mean the staff of the SEC.

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

2. Registration Under the Securities Act.

(a) Initial Mandatory Registration. The Company shall prepare, in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial Registrable Securities by the Holders as selling stockholders. The Initial Registration Statement prepared pursuant hereto shall register for resale by the Holders as selling stockholders at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC. The Initial Registration Statement shall contain (except if otherwise directed by the Majority Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit A. The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC no later than the Initial Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the Securities Act the final prospectus to be used in connection with resales pursuant to such Initial Registration Statement.

(b) Information. The Company agrees to include in any such Registration Statement all information which any selling Holder, upon advice of Legal Counsel, shall reasonably request.

(c) Legal Counsel. The Majority Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Majority Holders. The Company shall reasonably cooperate with Legal Counsel and the Majority Holders shall cause Legal Counsel to reasonably cooperate with the Company in performing the Company’s obligations under this Agreement.

(d) Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall register the Registrable Securities on Form S-3 as soon as such form is available.

(e) Maintain Effectiveness of Registration Statement. The Company will maintain the effectiveness of the Registration Statement for three year from the Initial Effective Date.

(f) The Company shall pay all Registration Expenses in connection with any registration hereunder. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to a Registration Statement.

(g) A Registration Statement will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

3. Registration Procedures.

(a) In connection with its obligations pursuant to Section 2 hereof, the Company shall:

(i) use its reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2(e) hereof;

(ii) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2(e) hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424(b) under the Securities Act;

(iii) to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Company with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject; promptly notify Legal Counsel and each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under applicable state securities or blue sky laws of any jurisdiction or its receipt of notice of the initiation or threat of any proceeding for such purpose;

(v) notify Legal Counsel and each Holder of Registrable Securities and counsel for such Holders promptly and, if requested by any such Legal Counsel, Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed, provided, however, that any such document’s availability on the SEC’s Electronic Data Gathering Analysis and Retrieval System database (or any successor thereto) (“EDGAR”) shall satisfy such obligation, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any Free Writing Prospectus or for additional information regarding a Holder after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of a Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) of the happening of any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein not misleading and (5) of any determination by the Company that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate; for the avoidance of doubt, the foregoing shall not require the Company to provide notice when the Company files a periodic report pursuant to the Exchange Act;

(vi) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the resolution of any objection of the SEC pursuant to Rule 401(g)(2), including by filing an amendment to such Registration Statement on the proper form, at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order or such resolution;

(vii) furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested); provided, however, that any such document’s availability on EDGAR shall satisfy such obligation;

(viii) cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (to the extent that the delivery of securities is consistent with the provisions of the Certificate of Designations) as such Holders may reasonably request upon the later of (i) three (3) Business Days prior to the closing of any sale of Registrable Securities and (ii) three (3) Business Days following such written request and the delivery of the appropriate documentation to the Company by such Holders of Registrable Securities;

(ix) upon the occurrence of any event contemplated by Section 3(a)(vi)(4) hereof, use its reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference so that, as thereafter publicly filed on EDGAR, or, otherwise, as delivered to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and upon the Holders’ receipt of the notice described in Section 3(a)(vi)(4), such Holders hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Company has amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(x) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus, provide copies of such document to the Majority Holders of Registrable Securities included in such Registration Statement and Legal Counsel and make such of the representatives of the Company as shall be reasonably requested by the Majority Holders of Registrable Securities included in such Registration Statement or Legal Counsel available for discussion of such document at reasonable times and upon reasonable prior notice; and the Company shall not, at any time after initial filing of a Registration Statement, use or file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus or a Free Writing Prospectus of which the Majority Holders of Registrable Securities included in such Registration Statement and Legal Counsel shall not have previously been advised and furnished a copy or to which the Initial Holders or Legal Counsel and the Holders of Registrable Securities included in such Registration Statement or their counsel shall reasonably object; for avoidance of doubt, the forgoing shall not require any approval by the Holders of any document that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus.

(xi) use its reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which the Common Stock of the Company is then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

(xii) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein in accordance with the terms of this Agreement and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company’s receipt of such notification of the matters to be so included in such filing;

(xiii) use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities; and

(xiv) unless available on EDGAR, make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, all information contemplated by the provisions of Rule 158 under the Securities Act covering a 12-month period beginning not later than the first day of the Company’s fiscal quarter next following the Initial Effective Date of a Registration Statement.

(b) The Company may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

(c) Each Holder of Registrable Securities covered in such Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(vi)(3) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(ix) hereof and, if so directed by the Company, such Holder will deliver to the Company all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice, and the Company may exclude from such registration the Registrable Securities of any Holder that unreasonably fails to furnish such documents within ten (10) Business Days after receiving such request, without prejudice to that Holder’s right to request participation in subsequent amendments to a Registration Statement.

(d) Notwithstanding anything to the contrary herein, at any time after the date a Registration Statement filed pursuant to this Agreement has been declared effective by the SEC, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and give notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement; provided that such suspension shall continue for only such period as in the opinion of counsel to the Company such suspension is required.

(e) Neither the Company nor any subsidiary or affiliate thereof shall identify any Holder as an underwriter in any public disclosure or filing with the SEC or the Principal Market or any Eligible Market.

(f) The Holders included in a Registration Statement shall be required to notify the Company in writing of any change in the information provided in writing to the Company expressly for use or expressly for incorporation in a Registration Statement to the extent such change would cause such Registration Statement to contain an untrue statement of a material fact or would cause such Registration Statement to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4. Reports Under the Exchange Act.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) unless available on EDGAR, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration; provided that the Holders shall accept certificates and opinions from the Company’s general counsel as satisfying the Company’s requirement under this clause (iii) only to the extent such certificates and opinions are acceptable to the Company’s transfer agent in order for the Company’s transfer agent to transfer legend free securities.

5. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Initial Holder and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Holder or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (including any post-effective amendment thereto) or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Holder or information relating to any Holder furnished to the Company in writing expressly for use therein.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use or expressly for incorporation in any Registration Statement, any Prospectus and any Free Writing Prospectus.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Holder, its affiliates, directors and officers and any control Persons of such Initial Holder shall be designated in writing by such Initial Holder, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request within 30 days after the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering of the Registrable Securities, on the one hand, and by the Holders from receiving Registrable Securities, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Holder or any Holder or any Person controlling any Initial Holder or any Holder, or by or on behalf of the Company or the officers or directors of or any Person controlling the Company and (iii) any sale of Registrable Securities pursuant to a Registration Statement.

(h) Notwithstanding anything herein to the contrary, no Holder shall not be liable under this Section 6 (including, without limitation, under the indemnification obligations pursuant to Section 6(b) or the contribution obligations pursuant to Section 6(e)) for any amounts which in the aggregate exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

6. General.

(a) No Inconsistent Agreements. The Company represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued by the Company under any other agreement and (ii) the Company has not entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Registrable

Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail (return receipt requested), telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Holders, the address set forth on the signature page hereto; (ii) if to the Company, initially at the Company’s address set forth on the signature page hereto and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6 (c); and (iii) if to the Company’s transfer agent, to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, Attention: DigitalGlobe Representative, (iv) if to Legal Counsel, to Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, Telephone: (212) 756-2000, Facsimile: (212) 593-5955, Attention: Stuart D. Freedman, Esq. and Christopher S. Harrison, Esq., Email: stuart.freedman@srz.com and christopher.harrison@srz.com, (iv) if to such other Persons at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Cerberus Agreement. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Holders shall have no liability or obligation to the Company with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile transmission or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(i) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company and the Initial Holders shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

* * * * * *

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

DIGITALGLOBE, INC.

By:	/s/ Jeffrey R. Tarr
	Name:	Jeffrey R. Tarr
	Title:	President and Chief Executive Officer

Address for Notices
DigitalGlobe, Inc.
1601 Dry Creek Drive
Suite 260
Longmont, CO 80503
Attention: General Counsel

[Signature Page to Registration Rights Agreement]

INITIAL HOLDERS:

CERBERUS SATELLITE LLC

By:	Cerberus Series Four Holdings, LLC, its Managing Member

By:	Cerberus Institutional Partners, L.P. - Series Four, its Managing Member

By:	Cerberus Institutional Associates, L.L.C., its General Partner

By:	/s/ Jeffrey L. Lomasky
	Name:	Jeffrey L. Lomasky
	Title:	Senior Managing Director

Address for Notices
Cerberus Capital Management, L.P.
875 Third Avenue
11th Floor
New York, NY 10022
Attention: General Counsel

[Signature Page to Registration Rights Agreement]

CERBERUS SERIES FOUR HOLDINGS, LLC

By:	Cerberus Institutional Partners, L.P. - Series Four, its Managing Member

By:	Cerberus Institutional Associates, L.L.C., its General Partner

By:	/s/ Jeffrey L. Lomasky
	Name:	Jeffrey L. Lomasky
	Title:	Senior Managing Director

Address for Notices
Cerberus Capital Management, L.P.
875 Third Avenue
11th Floor
New York, NY 10022
Attention: General Counsel

CERBERUS PARTNERS II, L.P.

By:	Cerberus Associates II, L.L.C., its General Partner

By:	/s/ Jeffrey L. Lomasky
	Name:	Jeffrey L. Lomasky
	Title:	Senior Managing Director

Address for Notices
Cerberus Capital Management, L.P.
875 Third Avenue
11th Floor
New York, NY 10022
Attention: General Counsel

[Signature Page to Registration Rights Agreement]

EXHIBIT A

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those issuable upon conversion of the convertible preferred shares and the shares of common stock issued to the selling stockholders pursuant to the Merger Agreement, dated as of July 22, 2012, by and among DigitalGlobe Inc., 20/20 Acquisition Sub, Inc., WorldView, LLC and GeoEye, Inc. For additional information regarding the issuances of the convertible preferred shares and the shares of common stock, see “[—]” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the convertible preferred shares, the designation of a member on the Company’s board of directors and an observer who is entitled to observe meetings of the Company’s board of directors, the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by each selling stockholder, based on its ownership of the shares of the convertible preferred shares, as of                 , assuming conversion of all convertible preferred shares held by the selling stockholders on that date, without regard to any limitations on conversions and/or redemptions of the convertible preferred shares and without including any dividend not yet accrued.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders.

In accordance with the terms of a registration rights agreement with the holders of the convertible preferred shares, this prospectus generally covers the resale of at least 150% of the number of shares of common stock issued and issuable upon conversion of the convertible preferred shares as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, determined as if the outstanding preferred shares were exercised in full, as of the Trading Day immediately preceding the date this registration statement is initially filed with the SEC, without regard to any limitations on conversions and/or redemptions of the Preferred Shares. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Annex A-1

Name of Selling stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering
Cerberus Satellite LLC			0

Cerberus Series Four Holdings, LLC

Cerberus Partners II, L.P.

Annex A-2

PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable upon conversion of the convertible preferred shares as well as shares of common stock issued to the selling stockholders pursuant to the Merger Agreement, dated as of July 22, 2012, by and among DigitalGlobe Inc., 20/20 Acquisition Sub, Inc., WorldView, LLC and GeoEye, Inc. to permit the resale of these shares of common stock by the selling stockholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the resale of shares of common stock by the holders as selling stockholders.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions and all fees and expenses related thereto. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

Annex A-3

•	short sales;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, if so permitted by the applicable securities laws, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also, if so permitted by the applicable securities laws, sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the convertible preferred shares or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any underwriters, broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Annex A-4

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock required to be paid pursuant to the registration rights agreement, estimated to be $[            ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts, selling commissions and transfer taxes, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Annex A-5